Procure ETF Trust I

LGBTQ + ESG100 ETF

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated March 25, 2022

ProcureAM, LLC (“Adviser”), the adviser to LGBTQ + ESG100 ETF (the “Fund”), after consultation with LGBTQ Loyalty Holdings, Inc., the sponsor of the ETF, determined that the Fund should be closed. Based upon a recommendation by the Adviser, the Board of Trustees of Procure ETF Trust I (the “Trust”) has approved a Plan of Liquidation for the Fund under which the Fund will be liquidated on or about April 28, 2022 (the “Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the officers of the Trust.

Beginning when the Fund commences the liquidation of its portfolio, the Fund will not pursue its investment objectives or, with certain exceptions, engage in normal business activities, and the Fund may hold cash and securities that may not be consistent with the Fund’s investment objective and strategy, which may adversely affect Fund performance.

Suspension of Sales and Trading. Effective as of the close of business on April 20, 2022, the Fund will no longer accept orders for the purchase or creation of Creation Units. It is expected that April 20, 2022 will be the Fund’s last full day of trading on Nasdaq Stock Market LLC (“Nasdaq”). Based on this schedule, Nasdaq is expected to halt trading in shares of the Fund after the market close on April 20, 2022. During the period between market close on April 20, 2022 and the Liquidation Date, because the Fund’s shares will no longer trade on Nasdaq, there can be no assurance that there will be a market for the purchase or sale of the Fund’s shares.

Liquidation Process. In connection with the liquidation, any shares of a Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date without the imposition of customary redemption transaction fees. The proceeds of any such redemption will be equal to the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities, including the cost of terminating and liquidating the Fund. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all Fund shareholders at the time of the liquidation. Additionally, the Fund must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final liquidation distribution. The Adviser intends to distribute substantially all of the Fund’s net investment income at the time of or prior to the liquidation. All administrative expenses associated with the liquidation and termination of the Fund will be borne by those shareholders of the Fund remaining on the liquidation date.

Other Alternatives. Shareholders of the Fund may sell their shares of the Fund on Nasdaq until the market close on  April 20, 2022, and may incur customary transaction fees from their broker-dealer in connection with such sales. Prior to the Liquidation Date, Authorized Participants may continue to submit orders to the Fund for the purchase and redemption of Creation Units. See “Buying and Selling Shares” in the Fund’s Prospectus.

U.S. Federal Income Tax Matters. Although the liquidation is not expected to be a taxable event for the Fund, for taxable shareholders the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder may voluntarily sell his or her shares on Nasdaq until the market close on April 20, 2022, and Authorized Participants may voluntarily redeem Creation Units prior to the Liquidation Date, to the extent that a shareholder wishes to realize any such gains or losses prior thereto. See “Tax Consequences” in the Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the liquidation.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.
The date of this Supplement is March 25, 2022.